SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                      of 1934 (Amendment No.______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


INDEPENDENCE ONE MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)

Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         _______________________________________________________________

      2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________

      3) Filing Party:
         _______________________________________________________________

      4) Date Filed:
         _______________________________________________________________


                      INDEPENDENCE ONE MUTUAL FUNDS
              Independence One Michigan Municipal Cash Fund
                Independence One Prime Money Market Fund
            Independence One U.S. Government Securities Fund
            Independence One U.S. Treasury Money Market Fund

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD July 31, 1995

      A special meeting of the shareholders of Independence One Mutual Funds (the "Trust"), which consists of Independence One Michigan Municipal Cash Fund, Independence One Prime Money Market Fund, Independence One U.S. Government Securities Fund, and Independence One U.S. Treasury Money Market Fund (individually referred to as a "Fund" and collectively as the "Funds"), will be held at the Trust's offices on the 19th Floor of the Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 at 2:00 p.m on July 31, 1995. The table that follows summarizes the purposes for the special meeting of shareholders:

                               ALL FUNDS:

      (1)   To elect one Trustee;*

      (2) To approve or disapprove a new Investment Advisory Contract between Michigan National Bank (the "Present Adviser") and the Trust, on behalf of Independence One Michigan Municipal Cash Fund, Independence One Prime Money Market Fund, Independence One U.S. Government Securities Fund, and Independence One U.S. Treasury Money Market Fund ;** and

      (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND ONLY:

      (1) To Approve or Disapprove a new Sub-Advisory Agreement between Independence One Capital Management Corporation (the "Present Sub-Adviser") and Michigan National Bank, on behalf of Independence One U.S. Government Securities Fund.

        *Shares of all the Funds comprising the Trust will vote as a single group on this item. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the special meeting.
         **Each Fund votes separately on this item.

      The Trustees have fixed June 5, 1995 as the record date for determination of shareholders entitled to vote as this special meeting.

                                                By Order of the Trustees


June 16, 1995
                                                Jay S. Neuman
                                                Secretary


 SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL
                                 EXPENSE

      YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      INDEPENDENCE ONE MUTUAL FUNDS
              Independence One Michigan Municipal Cash Fund
                Independence One Prime Money Market Fund
            Independence One U.S. Government Securities Fund
            Independence One U.S. Treasury Money Market Fund

                  19th Floor, Federated Investors Tower
                   Pittsburgh, Pennsylvania 15222-3779


                             PROXY STATEMENT

      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the July 31, 1995 special meeting of shareholders ("Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy cards, this Proxy Statement and any additional proxy material has been or is to be borne by Michigan National Bank, the Funds' "Present Adviser." Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or of Federated Services Company (the Trust's transfer agent) or Federated Administrative Services (the Trust's administrator). In the event that the shareholder signs and returns the proxy ballot but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

      On June 5, 1995, the Trust had outstanding _______ shares of beneficial interest, each share being entitled to one vote and fractional shares being entitled to proportionate fractional votes. Total outstanding shares of the Funds were as follows: _____ shares of Independence One Michigan Municipal Cash Fund; _______ shares of Independence One Prime Money Market Fund; _______ shares of Independence One U.S. Government Securities Fund; and _______ shares of Independence One U.S. Treasury Money Market Fund. Only shareholders of record at the close of business on June 5, 1995 will be entitled to notice of and to vote at the Special Meeting. With respect to each matter to be considered at the Special Meeting, more than fifty percent of the total number of outstanding shares entitled to vote on the matter, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of voting on the matter.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of a Trustee will be determined by a plurality of the votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. Specifically, approval of the new investment advisory contract and new sub-advisory agreement requires the affirmative vote, with respect to each Fund entitled to vote on the matter, of: (a) 67% or more of the shares of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of a Fund, whichever is less.

      A Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder of record upon request. To request an annual and/or semi-annual report call 1-800-235-4669, or send a written request to Betsy Hamilton at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The Trust's executive offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. This Proxy Statement and the enclosed notice of meeting and proxy card are first being mailed on or about June 16, 1995.

                              INTRODUCTION

      A Special Meeting is being called to approve or disapprove a new investment advisory contract between the Trust, on behalf of Independence One Michigan Municipal Cash Fund, Independence One Prime Money Market Fund, Independence One U.S. Government Securities Fund, and Independence One U.S. Treasury Money Market Fund, and Michigan National Bank, as a subsidiary of National Australia Bank Limited (the "New Adviser"), and to vote on the election of one Trustee. In addition, shareholders of Independence One U.S. Government Securities Fund will be asked to approve or disapprove a new sub-advisory agreement between Michigan National Bank and Independence One Capital Management Corporation, as a subsidiary of National Australia Bank Limited (the "New Sub-Adviser").

Consideration of the new investment advisory contract and new sub-advisory agreement has been made necessary by the pending acquisition by National Australia Bank Limited ("NAB") of Michigan National Corporation, of which the Present Adviser and Present Sub-Adviser are wholly-owned subsidiaries. The Board of Trustees proposes that the new investment advisory contract and the new sub-advisory agreement take effect on or about the date the acquistion is consummated. At that time, the existing investment advisory contract and sub-advisory agreement will automatically terminate in accordance with their terms as required by the 1940 Act.

      Here are some of the factors you should consider in determining whether to approve the new investment advisory contract (and with respect to Independence One U.S. Government Securities Fund, the new sub-advisory agreement):

      o your Board of Trustees has unanimously approved the new investment advisory contract (and the new sub-advisory agreement);

      o no change in any Fund's investment objective or investment policies will take place;

      o there will be no change in the fees payable by a Fund for advisory (or sub-advisory) services;

      o the Trustees of the Trust, all of whom are familiar with mutual funds and the existing relationship between each Fund and the Present Adviser (and Independence One U.S.
            Government Securities Fund and the Present Sub-Adviser), will remain unchanged; and

      o the New Adviser (and the New Sub-Adviser) are experienced in providing investment advice of the type necessary to carry out each Fund's investment program.

                         ELECTION OF ONE TRUSTEE
                         (Applies to all Funds)


      At the meeting, shareholder votes will be taken on the election of Thomas S. Wilson as a Trustee of the Trust to hold office until the election and qualification of his successor. Mr. Wilson was appointed Trustee on December 7, 1993 to expand the size of the Board. He is currently serving as a Trustee and has consented to continue to serve if elected. Shares of all the Funds comprising the Trust will be voted as a single group on the election of the Trustee. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting.


TRUSTEES OF THE TRUST


      When elected, a Trustee will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the Trust's shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.
The following is a complete list of persons currently serving as Trustees of the Trust. Only Thomas S. Wilson is standing for election at this time.
Trustee Standing for Election:

Name/position
with the Trust             Principal Occupations during the past
and birth date                                                 five years,
                           Affiliations and Address
                           Date Elected

Thomas S. Wilson                 President, Detroit Pistons;
                           December 7, 1993
Trustee                          Executive Administrator of the Detroit
October 9, 1949                  Pistons,The Palace of Auburn Hills,
                                 and The Pine Knob Music Theatre.  Two
                                 Championship Drive, Auburn Hills, MI.

Additional Trustees of the Trust:

Name/position
with the Trust             Principal Occupations during the past
and birth date                                                 five years,
                           Affiliations and Address                  Date
                           Elected

Robert E. Baker             Retired; formerly, Vice Chairman,
                           July 27, 1990
Trustee                     Chrysler Financial Corporation.
May 6, 1930                 4327 Stoneleigh Road, Bloomfield
                                                                  Hills,
                           MI.

Harold Berry                                                      Managing
                           Partner, Berry Enterprises;
                           April 14, 1989
Trustee                    Chairman, Independent Sprinkler
September 17, 1925         Companies Inc., formerly Chairman,
                           Executive Committee, Federal Enterprises,
                           Inc.; Chairman, Berry, Ziegelman &
                           Company; 100 Galleria Officentre, Suite 219,
                           Southfiled, MI.

Clarence G. Frame_                                                Director,
                           Tosco Corporation, Chicago                    April
                           14, 1989
Trustee                    Milwaukee Corporation, and Voyageur
July 26, 1918              Funds Group; formerly, Vice Chairman,
                           First Bank System, Inc., and President,
                           The First National Bank of St. Paul, a

subsidiary of First Bank System, Inc.
                                                                  W-875
                           First Bank Building,
                                                                  322
                           Minnesota Street,  St. Paul, MN.

Harry J. Nederlander_*                                            Chairman,
                           Nederlander Enterprises.                      April
                           14, 1989
Trustee                    231 S. Woodward, Suite 219,
September 5, 1917          Birmingham, MI.



NOTES:      _  Members of the Executive Committee of the Board of
               Trustees.
            *  Deemed to be an "interested person" of the Trust under
                the Investment Company Act of 1940, by virtue of his
            ownership of
                stock in Michigan National Corporation.
Trustees' Compensation

                                                Aggregate
Name, Position                                  Compensation
with Trust                                      from Trust_

Robert E. Baker                                    $8,500
Trustee

Harold Berry                                       $8,500
Trustee

Clarence G. Frame                                  $8,500
Trustee

Harry J. Nederlander                               $8,500
Trustee

Thomas S. Wilson                                   $7,650
Trustee

   _The aggregate compensation is provided for the Trust which is comprised of four portfolios. The Trust is the only investment company in the fund complex.
   Information is furnished for the fiscal year ended April 30, 1995.


      If the nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidate by the attorneys named therein, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" shall be nominated by the Executive Committee of the Board of Trustees. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust (the "Independent Trustees"). The Board of Trustees has no reason to believe that the nominee will become unavailable for election as a Trustee.

      During the fiscal year ended April 30, 1995, there were four meetings of the Board of Trustees. All of the Trustees attended at least 75% of the meetings. The Trustees as a group received fees totaling $48,762 and were reimbursed for expenses for attendance at the meetings.

      Officers and Trustees as a group own less than 1% of the Trust's outstanding shares.

      In addition to its Executive Committee which handles the Board's responsibilities between meetings of the Board of Trustees, the Trust has an Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

      Messrs. Baker, Berry, and Frame, all of whom are Independent Trustees, serve on the Audit Committee. During the fiscal year ended April 30, 1995, there was one meeting of the Audit Committee. All of the members of the Audit Committee were present at the meeting.

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until the election and qualification of his successor. The names and ages (in parentheses) of the executive officers of the Trust and their principal occupations during the last five years are as follows: Edward C. Gonzales (64), Vice President and Treasurer of the Trust, is Vice President, Treasurer and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, and Federated Research; Executive Vice President, Treasurer and Director, Federated Securities Corp.; Chairman, Treasurer, and Trustee, Federated Administrative Services; Jeffrey W. Sterling (48), Vice President and Assistant Treasurer of the Trust, is Vice President, Federated Administrative Services; and Jay S. Neuman (45), Secretary of the Trust, is also Corporate Counsel, Federated Investors. Mr. Gonzales has been an executive officer of the Trust since April 17, 1989, and Mr. Sterling and Mr. Neuman have been executive officers of the Trust since June 26, 1989 and December 9, 1991, respectively.

      Federated Administrative Services, the Trust's administrator, and Federated Securities Corp., the principal underwriter for the Trust, are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

          APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT ADVISORY
                   CONTRACT ("NEW ADVISORY CONTRACT")
                         (Applies to all Funds)

      Michigan National Bank serves as investment adviser to each Fund pursuant to an investment advisory contract effective June 1, 1989 for Independence One Prime Money Market Fund, Independence One U.S. Treasury Money Market Fund, and Independence One Michigan Municipal Cash Fund, and October 31, 1992 for Independence One U.S. Government Securities Fund (collectively referred to as the "Present Advisory Contract"). The Present Adviser is a wholly-owned subsidiary of Michigan National Corporation, a bank holding company. The address of both Michigan National Corporation and Michigan National Bank is 27777 Inkster Road, Farmington Hills, Michigan.

      On February 4, 1995, Michigan National Corporation and NAB signed a definitive Agreement and Plan of Merger ("Merger Agreement"). See "Proposed Merger of Michigan National Corporation." Consummation of the transaction contemplated by the Merger Agreement (the "Merger") will cause the Present Adviser to become an indirect wholly-owned subsidiary of NAB. This change in ownership of the Present Adviser will automatically terminate the Present Advisory Contract in accordance with its terms as required by the 1940 Act. Thus, although immediately following the Merger, Michigan National Bank would remain the entity responsible for providing investment advisory services to each Fund, this change in ownership requires approval by the shareholders of each Fund of the New Advisory Contract.

      On May 4, 1995, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Contract with Michigan National Bank to act as each Fund's investment adviser. The terms of the New Advisory Contract are identical in all material respects to the Present Advisory Contract, except for the effective date which, in the case of the New Advisory Contract, will be the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur during the third or fourth quarter of 1995. The proposed New Advisory Contract is attached as Appendix A to this Proxy Statement.

      On April 17, 1989, at the request of the Present Adviser, the Present Advisory Contract was approved by the Board of Trustees, including the majority of the Independent Trustees, on behalf of Independence One Michigan Municipal Cash Fund, Independence One Prime Money Market Fund, and Independence One U.S. Treasury Money Market Fund, and was recommended by the Trustees for shareholder approval. The shareholders of each of these Funds approved the Present Advisory Contract at a special meeting of shareholders on September 24, 1990. Similarly, on September 26, 1991, at the request of the Present Adviser, the Present Advisory Contract was approved by the Board of Trustees, including the majority of the Independent Trustees, on behalf of Independence One U.S. Government Securities Fund, and was recommended by the Trustees for shareholder approval. The initial shareholder of Independence One U.S. Government Securities Fund, Federated Administrative Services, approved the Present Advisory Contract on October 31, 1992. On March 7, 1995, the Present Advisory Contract was renewed for one year by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, on behalf of Independence One Michigan Municipal Cash Fund, Independence One Prime Money Market Fund, Independence One U.S. Treasury Money Market Fund, and Independence One U.S. Government Securities Fund.

      Under the terms of the Present Advisory Contract, subject to the direction of the Board of Trustees, the Present Adviser provides investment research, advice, management, and supervision of the investments of each Fund and conducts a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. For its services, the Present Adviser is entitled to receive an annual investment advisory fee from each Fund as follows:
.40 of 1% average daily net assets of:          Net Assets as of April
30, 1995
Independent One Michigan Municipal Cash Fund          $66,856,403
Independence One Prime Money Market Fund        $233,606,848
Independence One U.S. Treasury Money Market Fund      $244,887,189

.70 of 1% of average daily net assets of:
Independence One U.S. Government Securities Fund            $62,514,143

      The Present Advisory Contract provides that each Fund shall pay all of its own expenses and its allocable share of Trust expenses.
These expenses include expenses of administrative personnel and services provided to the Trust by Federated Administrative Services at an annual rate as described in each Fund's prospectus. However, the Present Advisory Contract also provides that the Present Adviser may, from time to time, and for such periods as its deems appropriate, reduce its compensation by voluntarily limiting the expenses of a Fund. For the fiscal year ended April 30, 1995 the Present Adviser earned the following investment advisory fees:

$248,836       Independence One Michigan Municipal Cash Fund;
$1,066,096     Independence One Prime Money Market Fund;
$983,049       Independence One U.S. Treasury Money Market Fund;
$458,170       Independence One U.S. Government Securities Fund;

and waived advisory fees in the amount of $128,411, $0, $0 and $458,170, respectively.

      If approved by shareholders at this Special Meeting, the New Advisory Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Advisory Contract must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The New Adviser has the right, in any year, to notify the Trust in writing at least 60 days before the New Advisory Contract anniversary date, that it does not desire a renewal of the New Advisory Contract. The Trustees, or a majority of the outstanding voting shares of a Fund, may terminate the New Advisory Contract with respect to that Fund at any time without penalty by giving the New Adviser 60 days' written notice. The New Advisory Contract may not be assigned and shall terminate automatically in the event of any assignment as defined in the 1940 Act. The New Advisory Contract provides that it may be amended with respect to a Fund by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by the holders of a majority of the outstanding voting shares of that Fund.

      As is the case with the Present Advisory Contract, the New Advisory Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the New Adviser under the New Advisory Contract, the New Adviser shall not be liable to a Fund, the Trust, or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      The Trustees of the Trust, including the Independent Trustees, reviewed and unanimously approved the New Advisory Contract on behalf of each Fund and directed that it be submitted to shareholders for their approval.

      If the New Advisory Contract is approved by shareholders of a Fund and the Merger is consummated, the New Advisory Contract will be executed and become effective on the Closing Date. In the event the Merger is not consummated, the Present Advisory Contract will continue in accordance with its terms. If the Merger is consummated and if the New Advisory Contract is not approved by the shareholders of a Fund, the Present Advisory Contract will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that the Present Adviser perform investment advisory services for that Fund at cost until a new investment advisory contract is approved by the shareholders.

      Shareholders of the Funds are not being asked to vote on the Merger.

PROPOSED MERGER OF MICHIGAN NATIONAL CORPORATION

      The terms of the Merger Agreement provide that, upon consummation of the Merger of Michigan National Corporation with and into NAB, each outstanding share of Michigan National Corporation common stock will be converted into the right to receive $110.

      According to representatives of Michigan National Corporation, after careful review and consideration, Michigan National Corporation's Board of Directors determined that the terms of the Merger were fair to, and in the best interests of, Michigan National Corporation and its stockholders. The Trust was informed that Michigan National Corporation's Board believes that the Merger will provide significant value to all of its stockholders. Information concerning NAB's operations and history is presented later in this Proxy Statement.

      Consummation of the Merger is subject to the satisfaction of certain conditions including, among others, the receipt of all necessary regulatory approvals, and the obtaining of the approval of the shareholders of Michigan National Corporation of the Merger Agreement. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of Michigan National Corporation and NAB or upon the occurrence of other events specified in the Merger Agreement. Completion of the Merger will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur during the third or fourth quarter of 1995.


TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION


      The New Advisory Contract was unanimously approved on behalf of each Fund by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on May 4, 1995. By approving the New Advisory Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of each Fund. The Trustees considered information relating to the Present Adviser, NAB, and the consolidated entity that would result from the completion of the Merger, including present capabilities and expertise in serving as investment adviser to the Funds. They reviewed the terms of the New Advisory Contract, including the fact that no change to any Fund's advisory fee is being proposed. It was also noted that the New Adviser would continue to be familiar with the Funds and their shareholder base.

      Specifically in connection with approval of the New Advisory Contract on behalf of each Fund, the Board considered that the terms of the Merger do not require any change in the Funds' investment objectives or policies, Michigan National Bank's investment management or operation of the Funds, the investment personnel managing the Funds, or the stockholder services or other business activities of the Funds.
Michigan National Bank has informed the Board that the Merger is not expected to result in any such change, although no assurance can be given that such a change will not occur. Michigan National Bank also has advised that, at present, it is not aware of plans or proposals to make any material changes in the business, corporate structure or composition of senior management or personnel of Michigan National Bank, or in the manner in which it renders investment advisory services to each Fund. If, after the Merger, changes in Michigan National Bank are proposed that might materially affect its services to a Fund, the Fund's Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

      In light of these representations, in approving the New Advisory Contract, the Board placed particular emphasis on Michigan National Bank's record of service to the Funds and the expectation that the Merger should not have any material adverse effect on the Funds' ongoing operations or on the extent or quality of services provided by Michigan National Bank to the Funds, or increase the cost to the Funds of such services. It is noted in this regard that, as part of its ongoing responsibilities, the Board throughout the years has monitered the Funds' performance, as well as the manner in which Michigan National Bank has carried out its duties as investment adviser.

      The 1940 Act provides that in connection with the sale of any interest in any investment adviser which results in the "assignment" of any investment advisory agreement, an investment adviser of a registered investment company such as the Funds, or an affiliated person of such adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the adviser or its predecessor or successor advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or one behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. The Board of Trustees of the Trust has requested and received assurances from Michigan National Bank and NAB that no "unfair burden" will be imposed on the Trust or any of the Funds as a result of the proposed transaction.

            THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE NEW INVESTMENT ADVISORY CONTRACT

                           __________________


              APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY
                AGREEMENT ("NEW  SUB-ADVISORY AGREEMENT")
   (Applies only to Independence One U.S. Government Securities Fund)


Independence One Capital Management Corporation, 27777 Inkster Road, Farmington Hills, Michigan, serves as sub-adviser to Independence One U.S. Government Securities Fund pursuant to a sub-advisory agreement dated October 31, 1992 (the "Present Sub-Advisory Agreement"). The Present Sub-Adviser is a nationally recognized investment advisory subsidiary of Michigan National Corporation.

      As indicated in the section entitled "Approval or Disapproval of New Advisory Contract" in this Proxy Statement, on February 4, 1995, Michigan National Corporation and NAB signed a Merger Agreement. See "Proposed Merger of Michigan National Corporation." Consummation of the transaction contemplated by the Merger will cause the Present Sub-Adviser to become an indirect wholly-owned subsidiary of NAB. This change in ownership of the Present Sub-Adviser will automatically terminate the Present Sub-Advisory Agreement in accordance with its terms as required by the 1940 Act. Thus, although immediately following the Merger, Independence One Capital Management Corporation would remain the entity responsible for providing sub-advisory services to Independence One U.S. Government Securities Fund, this change in ownership requires approval by the shareholders of Independence One U.S. Government Securities Fund of the New Sub-Advisory Agreement.

      On May 4, 1995, the Trustees, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement with Independence One Capital Management Corporation to act as Independence One U.S. Government Securities Fund's sub-adviser. The terms of the New Sub-Advisory Agreement are identical in all material respects to the Present Sub-Advisory Agreement, except for the effective date which, in the case of the New Sub-Advisory Agreement, will be the Closing Date.
As indicated in the section entitled "Approval or Disapproval of New Advisory Contract" of this Proxy Statement, it is currently expected that the Closing Date will occur during the third or fourth quarter of 1995.

      A copy of the New Sub-Advisory Agreement appears as Appendix B to this Proxy Statement.

      On August 31, 1992, at the request of the Present Sub-Adviser, the Present Sub-Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, and was recommended by the Trustees for shareholder approval. Federated Administrative Services, the initial shareholder of Independence One U.S. Government Securities Fund, approved the Present Sub-Advisory Agreement on October 31, 1992. On March 7, 1995, the Present Sub-Advisory Agreement was renewed for one year by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, on behalf of Independence One U.S. Government Securities Fund.

      Under the terms of the Present Sub-Advisory Agreement, subject to the direction of the Board of Trustees, the Present Sub-Adviser assists the Present Adviser in the purchase or sale of the Independence One U.S. Government Securities Fund's portfolio instruments by furnishing investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Present Adviser. The Present Sub-Adviser furnishes these services and information at no cost to the Present Adviser or Independence One U.S. Government Securities Fund.

      If approved by shareholders at this Special Meeting, the New Sub-Advisory Agreement will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Sub-Advisory Agreement must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The New Sub-Adviser has the right, in any year, to notify Independence One U.S. Government Securities Fund in writing at least 60 days before the New Sub-Advisory Agreement anniversary date, that it does not desire a renewal of the New Sub-Advisory Agreement. The Trustees, or a majority of the outstanding voting shares of Independence One U.S. Government Securities Fund, may terminate the New Sub-Advisory Agreement at any time without penalty by giving the New Sub-Adviser 60 days' written notice. The New Sub-Advisory Agreement may not be assigned and shall terminate automatically in the event of any assignment as defined in the 1940 Act. The New Sub-Advisory Agreement provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Independent Trustees, and by the holders of a majority of the outstanding voting shares of Independence One U.S. Government Securities Fund.

      The Trustees of Independence One U.S. Government Securities Fund, including the Independent Trustees, reviewed and unanimously approved the New Sub-Advisory Agreement and directed that it be submitted to shareholders for their approval.

      If the New Sub-Advisory Agreement and the New Advisory Contract are approved by shareholders of Independence One U.S. Government Securities Fund and the Merger is consummated, the New Sub-Advisory Agreement will be executed and become effective on the Closing Date. In the event the Merger is not consummated, the Present Sub-Advisory Agreement (as well as the Present Advisory Contract) will continue in accordance with their terms. If the Merger is consummated and if the New Advisory Contract is approved but the New Sub-Advisory Agreement is not approved by the shareholders of the Fund, Michigan National Bank would be fully responsible for the Fund's investment activities. If the Merger is consummated and if neither the New Advisory Contract nor the New Sub-Advisory Agreement is approved by the shareholders of the Fund, the Present Sub-Advisory Agreement will terminate and the Board of Trustees will consider what actions should be taken, including but not limited to requesting that the Present Adviser or Present Sub-Adviser perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders.

      As indicated earlier in this Proxy Statement under the section entitled "Approval or Disapproval of a New Advisory Contract," there are various conditions precedent to the consummation of the Merger including approval of the shareholders of Michigan National Corporation and approval of regulatory authorities. Shareholders of Independence One U.S. Government Securities Fund are not being asked to vote on the Merger.


TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION


      The New Sub-Advisory Agreement was unanimously approved on behalf of Independence One U.S. Government Securities Fund by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held on May 4, 1995. By approving the New Sub-Advisory Agreement, the Trustees have acted in what they believe to be the best interest of the shareholders of Independence One U.S. Government Securities Fund. The Trustees considered information relating to the Present Sub-Adviser, NAB, and the consolidated entity that would result from the completion of the Merger, including present capabilities and expertise in serving as sub-adviser to the Independence One U.S. Government Securities Fund. They reviewed the terms of the New Sub-Advisory Agreement, including the fact that the sub-advisory services would continue to be performed at no cost to the adviser or the Fund. It was also noted that the New Sub-Adviser would continue to be familiar with the Fund and its shareholder base.

      The section entitled "Trustees' Recommendations and Other Information" that appears earlier in this Proxy Statement discusses additional factors considered by the Trustees, as well as matters such as "assignment" of an investment advisory contract and "unfair burden" with respect to the realization of a profit by the Present Adviser as a result of the Merger. These statements are also applicable to shareholders of Independence One U.S. Government Securities Fund with respect to the approval or disapproval of the New Sub-Advisory Agreement. Shareholders should therefore review this information prior to determining whether to approve the New Sub-Advisory Agreement.


 THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
  INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND APPROVE THE NEW SUB-
                           ADVISORY AGREEMENT


                           __________________


                     NATIONAL AUSTRALIA BANK LIMITED

      NAB is a transnational banking organization headquartered at 500 Bourke Street, Melbourne, Australia. NAB is a publicly owned company, whose shares are widely held and traded on the Australian Stock Exchange Limited. The following information appeared in NAB's Annual Report for its fiscal year ended September 30, 1994.

      NAB, together with its subsidiaries (collectively, the "Group"), is one of the four major Australian commercial banks ("trading banks" in Australian terminology) which together account for approximately 70.2% of commercial banking assets in Australia as of September 1994, according to the Reserve Bank of Australia Bulletin. The Group undertakes a range of banking, financial and related activities in Australia and elsewhere in the world, including commercial banking, savings banking, finance and life insurance and merchant and investment banking. As of September 30, 1994, Group assets totalled $125.9 billion, of which approximately 56.5% was domiciled in Australia, and Group deposits totalled $78.8 billion, of which approximately 50.8% was domiciled in Australia.

      NAB was established as "The National Bank of Australasia" in 1858 in Victoria, Australia. Through internal expansion and the acquisition of other banks, NAB developed into a national commerical bank. In its present form, NAB is the product of the merger in 1981 of The National Bank of Australasia Limited and Commerical Banking Company of Sydney Limited, the latter Bank being established in 1834 in New South Wales, Australia.

      At September 30, 1994 the Group had 49,163 full-time and part-time employees worldwide (43,871 full-time equivalents).

      Banking, the Group's principal business activity, is conducted in Australia by NAB and internationally by NAB and certain subsidiaries.
As of September 30, 1994, NAB was the second largest commercial bank in Australia (according to the Reserve Bank of Australia Bulletin) based on domestic assets of $75 billion. The Group is the largest Australian banking group based on its global assets of $125.9 billion.

      Consistent with its philosophy of providing customers with a comprehensive range of financial products and services, in 1985 the Group established a life insurance and funds management entity, National Australia Financial Management Limited. This entity and its subsidiaries provide the Australian market with a range of personal financial planning services, personal life and disability insurance, personal superannuation and managed investments, corporate superannuation, group life insurance and various investment management services. At September 30, 1994, funds under managment amounted to $4.0 billion. Two of the Group's banking subsidiaries in the United Kindom, Yorkshire Bank and Northern Bank, offer certain insurance and investment products through subsidiaries, mainly in the areas of funds managment and other investment related products.

      At November 11, 1994, the directors* and principal executive officer of NAB were as follows:

Name and Position                   Position/Directorship   Principal
    with  NAB                               Held Since
Occupation(s)

William Robert Mitchel Irvine             1992/1979         Barrister
and
Chairman and Director                                       Solicitor;
Director, National                                          Australia
Bank
Superannuation                                              Fund Pty
Ltd. and                                                    Bank of New
Zealand; Chairman,                                          National
Australia                                                   Financial
Managment                                                   Limited and
National Australia                                          Group (UK)
Limited; former                                             Partner,
                                                            Hedderwick
Fookes                                                      & Alston,
Solicitors.

Brian Thorley Loton                       1992/1988         Chairman,
The
Vice-Chariman                                               Broken Hill
and Director                                                Proprietary
                                                            Company
Limited;
                                                            Director,
Amcor
                                                            Limited and
Australian
Foundation
Investment
Company Limited;                                            Alternate
Director,                                                   National
Australia                                                   Group (UK)
Limited; former                                             Managing
Director,                                                   The Broken
Hill                                                        Proprietary
Company Limited.

Name and Position                   Position/Directorship   Principal
    with  NAB                               Held Since
Occupation(s)


David Kennedy Macfarlane                  1992/1985         Chairman
NAB's
Vice-Chairman                                               Principal
Board
and Director                                                Audit
Committee;
                                                            Director,
Bank of
                                                            New Zealand;
Alternate Director,                                         National
Australia                                                   Group (UK)
Limited; 33 years'                                          experience
with                                                        James Hardie
Industries Limited,                                         12 years of
which                                                       as Managing
Director.


Donald Robert Argus                       1990/1989         Director,
National
Managing Director and                                       Australia
Bank
Chief Executive Officer
Superannuation
                                                            Fund Pty
Ltd, Bank
                                                            of New
Zealand,                                                    Clydesdale
Bank                                                        PLC,
National                                                    Australia
Financial                                                   Management
Limited, National                                           Australia
Group                                                       (UK)
Limited,                                                    National
Irish Bank                                                  Limited,
Northern                                                    Bank Limited
and                                                         Yorkshire
Bank                                                        PLC.

David Charles Keith Allen                    1992           Managing
Director,
Director                                                    Woodside
Petroleum
                                                            Limited.

Peter John Waraker Cottrell                     1985        Chairman,
Email
Director                                                    Limited;
member
                                                            of NAB's
Principal                                                   Board Audit
Committee.

Name and Position                   Position/Directorship   Principal
    with  NAB                               Held Since
Occupation(s)

Dr. Christopher Michael Deeley               1992           Non-
Executive
Director                                                    Director and
                                                            Chairman,
North
                                                            Limited;
Director,                                                   Goodman
Fielder                                                     Limited;
former                                                      Managing
Director                                                    and Chief
Executive, ICI                                              Australia
Limited.

David Alexander Tange Dickins                1981           Chartered
Director                                                    Accountant;
                                                            Alternate
                                                            Director,
Bank of                                                     New Zealand;
former Partner,                                             Court & Co.
Chartered
Accountants;                                                former
Director,                                                   The
Commercial                                                  Banking
Company                                                     of Sydney
Limited.

The Lord Nickson                             1991           Chairman,
Director                                                    Clydesdale
Bank
                                                            PLC;
Director,                                                   National
                                                            Australia
Group
                                                            (UK)
Limited.

Mark Richard Rayner                          1985           Director and
Group
Director                                                    Executive,
CRA
                                                            Limited;
Deputy
                                                            Chairman and
former Managing                                             Director,
Comalco
                                                            Limited,
Chairman,                                                   Pasminco
Limited;                                                    member of
NAB's                                                       Principal
Board                                                       Audit
Committee.

Name and Position                   Position/Directorship   Principal
    with  NAB                               Held Since
Occupation(s)

Joseph Charles Trethowan                     1984           Vice
Chairman
Director                                                    of Directors
and
                                                            Chairman,
Audit
                                                            Committee of
National Australia                                          Financial
Managment                                                   Limited;
member of                                                   NAB's
Principal                                                   Board Audit
Committee; former                                           Chairman and
General Manager,                                            State
Electricity                                                 Commission
of                                                          Victoria.

Andrew Trunbull                              1992           Non-
Executive
Director                                                    Chairman and
former Managing                                             Director and
Chief                                                       Executive
Officer,                                                    Burns Philip
and
                                                            Company
Limited.

Sir Bruce Dunstan Watson                     1992           Former
Chairman, Director                                          Director,
                                                            and Chief
Executive
                                                            Officer, MIM
                                                            Holdings
Limited.



________________
      *The Directors of NAB are classified as either Executive or Non-Executive, with the former being those Directors engaged in the full-time employment of NAB.
      Mr. Donald Argus is the only Executive Director.



The address of the Directors and principal executive officer of NAB is c/o 500 Bourke Street, Melbourne, Australia.


      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Special Meeting.

      If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares for a Fund present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

      The following shareholder(s) of record owned 5% or more of the outstanding shares of the Funds indicated below as of June 5, 1995:

Independence One Michigan Municipal Cash Fund


Independence One Prime Money Market Fund


Independence One U.S. Government Securities Fund


Independence One U.S. Treasury Money Market Fund



      If you do not expect to attend the Special Meeting, please sign you proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                          By Order of the Trustees

June 16, 1995                             Jay S. Neuman
                                          Secretary

                                                              Appendix A
                        ("NEW ADVISORY CONTRACT")


                      INDEPENDENCE ONE MUTUAL FUNDS

                      INVESTMENT ADVISORY CONTRACT

      This Contract is made between Michigan National Bank, a national banking association having its principal place of business in Farmington Hills, Michigan (the "Adviser"), and Independence One Mutual Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

      WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission; and

      WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The Adviser shall determine the securities to be purchased or sold by the Trust and will place orders pursuant to its determinations with or through such persons, brokers or dealers in conformity with the policy, with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (hereinafter defined) or as the Board of Trustees may direct from time to time.

      2. Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Fund's expenses and the Fund's allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative services; expenses incurred in the distribution of each Fund's shares including expenses of administrative support services; fees and expenses of preparing and printing amendments to its Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940; expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; expenses of registering, licensing, or other authorization of the Trust as a broker-dealer and of its officers as agents and salesmen under federal and state laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

      4. The Trust, on behalf of each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. This Contract shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Contract shall remain in effect for each Fund until the first meeting of Shareholders held after the execution date of an exhibit relating to the respective Fund, and if approved at such meeting by the shareholders of a particular Fund, shall continue in effect for such Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the shareholders of that Fund on sixty (60) days' written notice to Adviser.

      8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless the Adviser and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act and Section 20 of the Securities Exchange Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever, (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make statements therein not misleading, unless such statement or omission was made in reliance upon and conformity with written information furnished to the Trust with respect to the Adviser by or on behalf of the Adviser expressly for use in the Registration Statement or Prospectuses, or any amendment or supplement thereof.

      If any action is brought against the Adviser or any controlling person thereof in respect of which indemnity may be sought against the Trust pursuant to the foregoing paragraph, the Adviser shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. The Adviser or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Adviser or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim or action effected without its written consent. The Trust agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of shares or in connection with such Registration Statement or Prospectuses.

      (b) The Adviser agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act, to the same extent as the foregoing indemnity from the Trust to the Adviser but only with respect to statements or omissions, if any, made in the Registration Statement or Prospectuses or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust with respect to the Adviser by or on behalf of the Adviser expressly for use in the Registration Statement or Prospectuses or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or Prospectuses, or any amendment or supplement thereof, and in respect of which indemnity may be sought against the Adviser, the Adviser shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to the Adviser by the provisions of subsection
(a) above.

      (c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Contract.

      11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund.

      12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature. The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

      13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

      14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                EXHIBIT A

              INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.40 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this ___ day of _______, 1995.

Attest:                                   MICHIGAN NATIONAL BANK



                                          By:
     Secretary                               Vice President



Attest:                                   INDEPENDENCE ONE MUTUAL FUNDS



                                          By:
     Secretary                               President

                                EXHIBIT B

                INDEPENDENCE ONE PRIME MONEY MARKET FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.40 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this ___ day of _______, 1995.

Attest:                                   MICHIGAN NATIONAL BANK



                                          By:
     Secretary                               Vice President



Attest:                                   INDEPENDENCE ONE MUTUAL FUNDS



                                          By:
     Secretary                               President

                                EXHIBIT C

            IINDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND

      For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to
0.40 of 1% of the average daily net assets of the Fund.

      The fee shall be accrued daily at the rate of 1/365th of 0.40% applied to the daily net assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

      Witness the due execution hereof this ___ day of _______, 1995.

Attest:                                   MICHIGAN NATIONAL BANK



                                          By:
     Secretary                               Vice President



Attest:                                   INDEPENDENCE ONE MUTUAL FUNDS



                                          By:
     Secretary                               President

                                EXHIBIT D

                      INVESTMENT ADVISORY CONTRACT

            INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.70% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of 0.70% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     Witness the due execution hereof this ___ day of _______, 1995.

Attest:                                   MICHIGAN NATIONAL BANK



                                          By:
     Secretary                               Vice President



Attest:                                   INDEPENDENCE ONE MUTUAL FUNDS



/s/                                       By:
     Assistant Secretary                     President

                                                              Appendix B
                     ("NEW SUB-ADVISORY AGREEMENT")



                      Independence One Mutual Funds
                         SUB-ADVISORY AGREEMENT


      THIS AGREEMENT is made between Michigan National Bank, a national banking association (hereinafter referred to as "Adviser") and Independence One Capital Management Corporation, a registered investment adviser located in Farmington Hills, Michigan (hereinafter referred to as the "Sub-Adviser").

                               WITNESSETH:

      That the parties hereto, intending to be legally bound hereby agree as follows:

      1. Sub-Adviser hereby agrees to furnish to Adviser in its capacity as investment adviser to the Independence One U.S. Government Securities Fund (the "Fund"), a portfolio of Independence One Mutual Funds ("Trust"), such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for the Fund which may be offered in one or more classes of shares ("Classes").

      2. For its services under this Agreement, Sub-Adviser shall receive from Adviser no annual fee ("the Sub-Advisory Fee").

      Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate assume expenses of the Fund or Class of the Fund to the extent that the Fund's expenses exceed such lower expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

       3. This Agreement shall begin for the Fund on the date that the parties execute this Agreement. This Agreement shall remain in effect for the Fund until the first meeting of Shareholders held after the execution date and if approved at such meeting by the shareholders of the Fund, shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Sub-Adviser shall not have notified the Adviser and Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that Sub-Adviser does not desire such continuation with respect to the Fund.

      4. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund on sixty (60) days' written notice to Adviser; (b) by Sub-Adviser or Adviser upon 120 days' written notice to the other party to the Agreement.

      5. This Agreement shall automatically terminate: (a) in the event of its assignment (as defined in the Investment Company Act of 1940); or (b) in the event of termination of the Investment Advisory Contract for any reason whatsoever.

      6. So long as both Adviser and Sub-Adviser shall be legally qualified to act as an investment adviser to the Fund, neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Investment Advisory Contract or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 3 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 6.

      7. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, this _____ day of _________, 1995.


ATTEST:                                   Michigan National Bank


                                          By:
Vice President                            Secretary


Independence One Capital Management
Corporation


                                          By:
Secretary                                 First Vice President




INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND

P.O. Box 1119
Boston MA  02103

___________________________________________________________

INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND a Portfolio of
INDEPENDENCE ONE MUTUAL FUNDS

CUSIP NO. 453777401

FOR SPECIAL MEETING OF SHAREHOLDERS ______, 1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Independence One Michigan Municipal Cash Fund, a portfolio of Independence One Mutual Funds hereby appoint Patricia F. Conner, Jay S. Neuman, Erin Ratesic, Leanne O'Brien, and Jody L. Petras, or any of them true and lawful attorneys, with power of substitution of each, to vote all shares of Independence One Michigan Municipal Cash Fund, a portfolio of Independence One Mutual Funds, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on _____, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at ____ p.m. (Eastern Time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND, AND MICHIGAN NATIONAL BANK; AND

2.  TO ELECT ONE TRUSTEE.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
  The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS
   TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.


           PLEASE RETURN THE BOTTOM PORTION WITH YOUR VOTE IN
            THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-
            stub, appears through the window of the envelope.

Independence One Michigan Municipal      PROXY VOTING MAIL-IN STUB
Cash Fund

RECORD DATE SHARES


            PROPOSAL 1:  TO APPROVE OR DISAPPROVE A NEW
            INVESTMENT ADVISORY CONTRACT BETWEEN THE
            TRUST, ON BEHALF OF INDEPENDENCE ONE MICHIGAN
            MUNICIPAL CASH FUND, AND MICHIGAN NATIONAL
            BANK

                  FOR: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND, AND MICHIGAN NATIONAL BANK

                  AGAINST: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE MICHIGAN MUNICIPAL CASH FUND, AND MICHIGAN NATIONAL BANK

                  ABSTAIN

            PROPOSAL 2:  TO ELECT ONE TRUSTEE


                  FOR:  THOMAS S. WILSON AS TRUSTEE


                  AGAINST:  THOMAS S. WILSON AS TRUSTEE


                  ABSTAIN


Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

_____________________________________
Signature(s) of Shareholder(s)

Date:________________________________


INDEPENDENCE ONE PRIME MONEY MARKET FUND

P.O. Box 1119
Boston MA  02103

___________________________________________________________

INDEPENDENCE ONE PRIME MONEY MARKET FUND a Portfolio of
INDEPENDENCE ONE MUTUAL FUNDS

CUSIP NO. 453777203

FOR SPECIAL MEETING OF SHAREHOLDERS ______, 1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Independence One Prime Money Market Fund, a portfolio of Independence One Mutual Funds hereby appoint Patricia F. Conner, Jay S. Neuman, Erin Ratesic, Leanne O'Brien, and Jody L. Petras, or any of them true and lawful attorneys, with power of substitution of each, to vote all shares of Independence One Prime Money Market Fund, a portfolio of Independence One Mutual Funds, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on _____, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at ____ p.m. (Eastern Time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE PRIME MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK; AND

2.  TO ELECT ONE TRUSTEE.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
  The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS
   TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.


           PLEASE RETURN THE BOTTOM PORTION WITH YOUR VOTE IN
            THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-
            stub, appears through the window of the envelope.

Independence One Prime Money      PROXY VOTING MAIL-IN STUB
Market Fund

RECORD DATE SHARES


            PROPOSAL 1:  TO APPROVE OR DISAPPROVE A NEW
            INVESTMENT ADVISORY CONTRACT BETWEEN THE
            TRUST, ON BEHALF OF INDEPENDENCE ONE PRIME MONEY
            MARKET FUND, AND MICHIGAN NATIONAL
            BANK

                  FOR: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE PRIME MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK

                  AGAINST: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE PRIME MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK

                  ABSTAIN


            PROPOSAL 2:  TO ELECT ONE TRUSTEE


                  FOR:  THOMAS S. WILSON AS TRUSTEE


                  AGAINST:  THOMAS S. WILSON AS TRUSTEE


                  ABSTAIN



Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

_____________________________________
Signature(s) of Shareholder(s)

Date:________________________________


INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND

P.O. Box 1119
Boston MA  02103

___________________________________________________________

INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND a Portfolio of
INDEPENDENCE ONE MUTUAL FUNDS

CUSIP NO. 453777708

FOR SPECIAL MEETING OF SHAREHOLDERS ______, 1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Independence One U.S. Treasury Money Market Fund, a portfolio of Independence One Mutual Funds hereby appoint Patricia F. Conner, Jay S. Neuman, Erin Ratesic, Leanne O'Brien, and Jody L. Petras, or any of them true and lawful attorneys, with power of substitution of each, to vote all shares of Independence One U.S. Treasury Money Market Fund, a portfolio of Independence One Mutual Funds, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on _____, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at ____ p.m. (Eastern Time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK; AND

2.  TO ELECT ONE TRUSTEE.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
  The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS
   TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.


           PLEASE RETURN THE BOTTOM PORTION WITH YOUR VOTE IN
            THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-
            stub, appears through the window of the envelope.

Independence One U.S. Treasury Money            PROXY VOTING MAIL-IN Market
Fund                                      STUB


RECORD DATE SHARES


            PROPOSAL 1:  TO APPROVE OR DISAPPROVE A NEW
            INVESTMENT ADVISORY CONTRACT BETWEEN THE
            TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK

                  FOR: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK

                  AGAINST: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. TREASURY MONEY MARKET FUND, AND MICHIGAN NATIONAL BANK

                  ABSTAIN


            PROPOSAL 2:  TO ELECT ONE TRUSTEE


                  FOR:  THOMAS S. WILSON AS TRUSTEE


                  AGAINST:  THOMAS S. WILSON AS TRUSTEE


                  ABSTAIN



Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

_____________________________________
Signature(s) of Shareholder(s)

Date:________________________________


INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

P.O. Box 1119
Boston MA  02103

___________________________________________________________

INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND a Portfolio of
INDEPENDENCE ONE MUTUAL FUNDS

CUSIP NO. 453777807

FOR SPECIAL MEETING OF SHAREHOLDERS ______, 1995

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Independence One U.S. Government Securities Fund, a portfolio of Independence One Mutual Funds hereby appoint Patricia F. Conner, Jay S. Neuman, Erin Ratesic, Leanne O'Brien, and Jody L. Petras, or any of them true and lawful attorneys, with power of substitution of each, to vote all shares of Independence One U.S. Government Securities Fund, a portfolio of Independence One Mutual Funds, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on _____, 1995, at Federated Investors Tower, Pittsburgh, Pennsylvania, at ____ p.m. (Eastern Time) and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS

1. TO APPROVE OR DISAPPROVE A NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND, AND MICHIGAN NATIONAL BANK;

2. TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION AND MICHIGAN NATIONAL BANK, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND; AND

3.  TO ELECT ONE TRUSTEE.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
  The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS
   TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THAT MATTER.


           PLEASE RETURN THE BOTTOM PORTION WITH YOUR VOTE IN
            THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-
            stub, appears through the window of the envelope.

Independence One U.S. Government          PROXY VOTING MAIL-IN Securities Fund
STUB


RECORD DATE SHARES


            PROPOSAL 1:  TO APPROVE OR DISAPPROVE A NEW
            INVESTMENT ADVISORY CONTRACT BETWEEN THE
            TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT
            SECURITIES FUND, AND MICHIGAN NATIONAL BANK

                  FOR: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND, AND MICHIGAN NATIONAL BANK

                  AGAINST: THE NEW INVESTMENT ADVISORY CONTRACT BETWEEN THE TRUST, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND, AND MICHIGAN NATIONAL BANK

                  ABSTAIN

            PROPOSAL 2: TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION AND MICHIGAN NATIONAL BANK, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                  FOR: THE NEW SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION AND MICHIGAN NATIONAL BANK, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                  AGAINST: THE NEW SUB-ADVISORY AGREEMENT BETWEEN INDEPENDENCE ONE CAPITAL MANAGEMENT CORPORATION AND MICHIGAN NATIONAL BANK, ON BEHALF OF INDEPENDENCE ONE U.S. GOVERNMENT SECURITIES FUND

                  ABSTAIN

            PROPOSAL 3:  TO ELECT ONE TRUSTEE

                  FOR:  THOMAS S. WILSON AS TRUSTEE

                  AGAINST:  THOMAS S. WILSON AS TRUSTEE

                  ABSTAIN



Please sign EXACTLY as your name(s) appear above. When signing as attorney, executor, administrator, guardian, trustee, custodian, etc., please give your full title as such. If a corporation or partnership, please sign the full name by an authorized officer or partner. If stock is owned jointly, all owners should sign.

_____________________________________
Signature(s) of Shareholder(s)

Date:________________________________